United Community Banks

Analyst Presentation
March 2002

United Community Banks

Safe Harbor Statement

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities and Exchange Commission.

United Community Banks

Today's Agenda

- Who Is UCBI
- What We Have Achieved
- Reaching Our Objectives
- Peer Comparisons
- Summary

United Community Banks

Who is UCBI?

Overview

- $2.7 Billion Bank Holding Company
- 3rd largest Georgia-based bank holding company
- Listing on Nasdaq (UCBI)
- History of growth and profitability
- Unique footprint: difficult to duplicate
- Strong management team

United Community Banks

Who is UCBI?

Stock Profile

2001 Trading Range *(Known Sales)*	$29 - 45
Stock Price *(UCBI Purchase Program)*	$39
Market Cap	$420 million
Avg. Monthly Vol.	53,000
Shares Outstanding	10.8 million
Book Value	$17.94
Dividends/Payout Ratio	$.40/15%
Insider Ownership	33%
Shareholders	5,000
Nasdaq Listing	UCBI

United Community Banks

Who Is UCBI?

Unique Position

- **HQ - Blairsville, Georgia**
- **9 state-chartered banks**
- **16 banks and 49 offices**
  - North Georgia (22 offices)
  - Metro Atlanta (13 offices)
  - Western North Carolina (14 offices)
- **1,048 FTEs serving 150,000 customers**

UNITED

Unique Footprint



TN
Knoxville
NC
Nashville
Ashville
Chattanooga
Greenville
Atlanta
SC
GA
TN
NC
ASHEVILLE
CHATTANOOGA
SC
ATLANTA
GA

- Strong growth markets
- Growth in metro markets
- Benefits of retirement and second homes

United Community Banks

Who is UCBI?
Growth Markets

- **Georgia markets' growth has been tremendous during the past decade 1990 – 2000…**
  - 26% Population Growth
  - 41% Population Growth in UCBI County Markets
  - 98% Personal Income Growth
  - 58% Per Capita Income Growth

- **Georgia ranked number 5 in the nation in 2001 annual population growth**

United Community Banks

Who is UCBI?
Growth Markets

- **Metro Atlanta market continues to lead the way for most of the nation . . .**
  - 39% Population Growth During the Past Decade
  - Number Four Nation-wide MSA Population Growth
- **North Carolina markets had solid growth during the past decade 1990-2000**
  - 21% Population Growth
  - 88% Personal Income Growth
  - 57% Per Capita Income Growth

United Community Banks

What We Have Achieved

Stated Financial Goals

- **Sustainable double-digit EPS growth**
- **ROE of 16% - 18%**
  - Focus on managed balance sheet growth, improved margin, ROA
  - Target ROA of 1.25+
  - Target net interest margin of 4.50%

United Community Banks

What We Have Achieved

Asset Growth

70% - Internal growth since 1991



21% - 5 Year CAGR
$3.0
2.0
1.0

	1997	1998	1999	2000	2001
Assets	$1.4	$1.8	$2.4	$2.5	$2.7

(At year-end, $ in billions)

United Community Banks

What We Have Achieved

Loan Growth



$3.0
2.0
1.0
22% - 5 Year CAGR

	1997	1998	1999	2000	2001
Loans	$1.0	$1.2	$1.6	$1.8	$2.0

(At year-end, $ in billions)

United Community Banks

What We Have Achieved

Deposit Growth


$3.0
2.0
1.0
18% - 5 Year CAGR

	1997	1998	1999	2000	2001
Deposits	$1.2	$1.4	$1.9	$2.0	$2.1

(At year-end, $ in billions)

United Community Banks

What We Have Achieved

Loans & Deposits



Installment 7%
Commercial 7%
RE Construction 15%
Commercial RE 32%
Residential Mortgage 39%

Loans: $2.0

(84% secured by real estate)



MMDA 6%
DDA 13%
NOW 19%
Savings 5%
Time >100K 18%
Time <100K 39%

Deposits: $2.1

(At year-end, 2001, $ in billions)

What We Have Achieved

Credit Quality (Allowance)



$30.0
20.0
10.0

	1997	1998	1999	2000	2001
ALL	$12.4	$14.4	$20.0	$24.7	$27.1
% of Loans	1.25%	1.20%	1.28%	1.38%	1.35%

(At year-end, $ in millions)

United Community Banks

What We Have Achieved

Credit Quality (NPAs)



$ 12.0
10.0
8.0
6.0
4.0
2.0

	1997	1998	1999	2000	2001
NPAs	$2.1	$2.3	$3.7	$6.7	$9.7
% of Assets	.15	.13	.15	.27	.35

(At year-end, $ in millions)

United Community Banks

What We Have Achieved

Credit Quality (Net Charge Offs/Loans)



.50%
.40
.30
.20
.10

	1997	1998	1999	2000	2001
Net Charge Offs/Loans	.06%	.09%	.15%	.18%	.25%

(At year-end, $ in millions)

United Community Banks

What We Have Achieved

Net Interest Margin (FTE)



4.50%
3.50
2.50

	1997	1998	1999	2000	2001
Margin (FTE)	4.60%	4.69%	4.07%	4.16%	4.51%

United Community Banks

What We Have Achieved

Return On Assets


1.50%
1.00
.50

	1997	1998	1999	2000	2001
ROA	1.06%	1.00%	.81%	.89%	1.10%

(Excludes merger-related charges)

United Community Banks

What We Have Achieved
Net Income Growth



$30.0
20.0
10.0
22% - 5 Year CAGR

	1997	1998	1999	2000	2001
Net Income	$13.4	$15.7	$17.3	$21.7	$28.3

($ in millions; excludes merger-related charges)

What We Have Achieved
Diluted EPS Growth



$3.00
2.00
1.00
18% - 5 Year CAGR

	1997	1998	1999	2000	2001
EPS	$1.38	$1.54	$1.67	$2.07	$2.61

(Excludes merger-related charges)

What We Have Achieved

Return on Common Equity



18%
16
14
12
10

	1997	1998	1999	2000	2001
Actual	15.58%	14.91%	14.42%	15.06%	16.73%

(Excludes merger-related charges and FAS 115)

United Community Banks

2001 Financial Summary

		Change	5-Yr CAGR
Total Revenue	$128.4	+19%	21%
Net Income	28.3	30	22
EPS	2.61	26	18
ROE	16.73%	+167bps	
ROA	1.10	21	
Net Interest Margin	4.51	35	
Efficiency Ratio	62.52	163	
NPA/Assets	.35	(.08)	

($ in millions, except per share)

Reaching Our Objectives

A Strong Executive Team

Jimmy Tallent, President and CEO

Joined in 1984

Harold Brewer, EVP and COO

Joined in 2000 from Brintech

Rex Schuette, EVP and CFO

Joined in 2001 from State Street Corp.

Guy Freeman, EVP of Banking

Joined in 1994

Tom Gilliland, EVP and General Counsel

Joined in 1992

Jim Campbell, Director of Retail Banking

Joined in 1999 from TransFinancial

Reaching Our Objectives

Deep Management Strength

16 affiliate bank presidents with average 20 years community banking experience, 90% in their market

United Community Banks

Reaching Our Objectives
Community Banking Principles

- **Building a loyal customer base**
  - Engaged employees
  - High level of personal service
  - Resources for more competitive products
  - Dominant market share
- **Traditional banking services**
  - Real estate lending (construction/permanent)
  - Consumer/commercial lending
  - Traditional deposit gathering

United Community Banks

Reaching Our Objectives
Strategies

- Retain and motivate the best qualified bankers
- Maintain strong credit quality
- Maintain net interest margin
- Grow fee revenue
- Provide superior customer service
- Control expenses; infrastructure in place
- Make selective acquisitions and grow internally

United Community Banks

Reaching Our Objectives
Current Initiatives

- New branch platform and teller system
- Marketing / Training / Customer Care
- Margin management
- Enhance customer revenue and new products
- Increase market share in high-growth areas
- Make selective acquisitions

United Community Banks

Reaching Our Objectives

Growth Through Mergers

Affiliates	Date of Acquisition	Assets at Acquisition	Assets at 12/31/01	Asset Growth
Floyd	Aug-99	$108	$177	64%
Adairsville	Mar-99	38	81	113
Gilmer	Jan-98	23	79	243
Clayton	Sep-97	72	144	100
Habersham	Sep-96	33	101	206
White	Aug-95	71	205	189
Towns	Oct-92	20	106	430
North Georgia	Feb-92	52	263	406
Carolina	Mar-90	55	653	1,087

Reaching Our Objectives
Metro Atlanta Expansion



TN
NC
SC
GA

- High-growth "I 75" and "400" corridor
- Excellent mix of commercial, industrial and residential growth markets



75
515
ADAIRSVILLE
Bartow
CANTON
Cherokee
575
CUMMING
Forsyth
MURRAYVILLE
Hall
985
85
MARIETTA
Cobb
400
POWDER SPRINGS
LOST MOUNTAIN
Paulding
HIRAM
Gwinnett
ATLANTA
Walton
DOUGLASVILLE
Douglas
285
DeKalb
20
VILLA RICA
CARROLLTON
Carroll
675
Rockdale
Fulton
Clayton
Newton
85
Fayette
Henry
Coweta
75

United Community Banks

Reaching Our Objectives

Focus Going Forward

- Enhance shareholder value through sustained double-digit EPS growth
- Leverage United brand name through marketing and new products
- Maximize benefits of technology/infrastructure initiatives
- Manage expense growth
- Leverage move to Nasdaq

Peer Group Comparison
2001 Comparison (Year-End)



1.10
1.13
16.73
14.27
4.51
3.88
.35
.61
62.52
56.66
18.0
11.0
ROA
ROE
NIM
NPAs
Efficiency
EPS
5 Yr. CAGR
UCBI
Peer Group Avg*

*CHZ, SWBT, SRCE, FCTR,ALAB, SBIB, MSBK,PRSP,SBCFA,TSFG, HARB

United Community Banks

Summary

Reasons To Invest

- Consistent, double-digit EPS growth
- Strong management team
- 3rd largest Georgia-based bank holding company…*and growing*
- Unique footprint and franchise
- Turning customer service into market share

Thank You

Discussion